Exhibit 10.16
[GRAPHIC OMITTED]

This day, the sixth of August, two thousand and one, appeared before me, mr. Marcel van der Plank, civil-law notary practicing in Curacao:

1. Mr. drs. WILFRIEDUS FILOMENO DEONISIA, residing in Curacao at Kaya Kokolishi 140, born in Curacao on the seventeenth of December, nineteen hundred and forty-seven, according to his statement acting for the purpose of this document:

         A. 1. as Managing Director of the corporation: "ADVANCE BIOFACTURES OF CURACAO N.V.", established in Curacao at the address Industriepark Brievengat, lot 1-5;

               2. as the person holding a written power of attorney of Mr.
                  EDWIN HENRY WEGMAN, residing at 135 Piermont Avenue, 11557 Hewlet Bay Park, New York, New York, United States of America, born in Brooklyn, New York, United States of America on the second of December, nineteen hundred and nineteen, who provided the power of attorney in his capacity as Managing Director of the above-mentioned corporation;

               the person appearing under 1, acting in the aforementioned capacity, duly representing said corporation in this matter, pursuant to the provision in the articles of incorporation of aforementioned corporation;

         B. in his capacity as the person holding a written power of attorney of the legal person: "BIOSPECIFICS TECHNOLOGIES CORP.", incorporated and existing under the laws of the State of Delaware, United States of America, having its registered office at 35 Wilbur Street, Lynbrook, New York 11563, United States of America;

         C. in his capacity as the person holding a written power of attorney of the legal person: "ADVANCE BIOFACTURES CORP.", incorporated and existing under the laws of the State of New York, United States of America, having its registered office at 35 Wilbur Street, Lynbrook, New York 11563, United States of America.

         The above-mentioned powers of attorney become manifest from a deed executed in a single copy before me, civil-law notary, on the seventeenth of July, two thousand and one, which powers of attorney have been satisfactorily proved to me, civil-law notary.

2. Mr. drs. RUDOLF HYACINTHUS DE ROOY, residing in Curacao, with office address, the address of the foundation referred to hereinafter, born in Curacao on the seventeenth of August, nineteen hundred and forty-two, according to his statement acting for the purpose of this document as verbal authorized representative of the foundation: "STICHTING KORPORASHON PA DESAROYO DI KORSOU (KORPODEKO)", established in Curacao and having its registered office at Breedestraat 39-C (Punda), and as such representing the foundation in this matter; the person appearing under 2, acting as aforementioned, or his aforementioned principal, hereinafter also to be referred to as: "lender". The power of attorney provided to the person appearing under 2 has been satisfactorily proved to me, civil-law notary.

Credit facility
---------------

The persons appearing, acting as aforementioned, stated that, in the framework of a credit facility, lender made a sum amounting to EIGHT HUNDRED AND NINETEEN THOUSAND GUILDERS. ANTILLEAN CURRENCY (NAF. 819.000.00) available to Advance Biofactures of Curacao N.V., mentioned above, hereinafter to be referred to as "borrower", under the conditions mentioned in lender's credit offer, dated the fifteenth of May, two thousand and one, number RDR/rjj/055.Ol, as amended by letter of the seventeenth of May, two thousand and one, number RdR/rg/072.O1, the contents of which are sufficiently known to lender, borrower and BIOSPECIFICS TECHNOLOGIES CORP. and ADVANCE BIOFACTURES CORP., both mentioned above, hereinafter to be referred to both jointly and separately as:
"mortgager", unless explicitly mentioned otherwise.

The persons appearing stated that lender and borrower have agreed that in favor of lender, among other things, the securities to be mentioned hereinafter will be provided for the repayment of the above-mentioned credit.

A. Credit conditions
   -----------------

The person appearing under 1, acting as mentioned under A, agreed to the following conditions stipulated by lender:

1. All that borrower will owe lender at any time, whether or not by virtue of any credit agreement and whether or not in current account, shall be forthwith callable, without any further notice of default being necessary:

         a. if the security to be mentioned hereinafter should be wholly or partially alienated or encumbered with restricted rights without lender's written permission, other than in borrower's and/or mortgager's normal business operations;

         b. in the event of borrower's and/or mortgager's goods being seized wholly or partially;

         c. in the event of damage caused to the encumbered goods, wholly or partially, as mentioned hereinafter;

         d. in the event of borrower's or mortgager's dissolution or loss of legal personality, when borrower's or mortgager's goods are put under administration, pursuant to any statutory or government regulation, and also in the event of bankruptcy of, or petition to obtain suspension of payment by borrower or mortgager;

         e. in the event of discontinuation of borrower's business activities;

         f. in the event of failure to pay the stipulated interests, or interests to be stipulated, promptly on the date of maturity;

         g. in the event of failure to comply with one or more of the obligations assumed in respect of lender, or borrower and/or mortgager acting in violation of the law.

2. The credit may only be used for the financing of the capital expenditures in connection with the renovation and expansion of borrower's production facilities.

3. Semi-annually, borrower's operational figures (profit and loss account) shall be submitted to lender and annually his annual financial statements audited by a certified public accountant in Curacao acceptable to lender.

4. Contracting new loans, making distribution of dividends, expansion of the activities or commencing new commercial activities by borrower and standing surety by borrower may only take place after prior written approval by lender.

5. Lender reserves the right to revise the credit facility referred to in this deed on the basis of regular periodical evaluations, and based also on the profit and loss accounts to be submitted by borrower to lender, and, furthermore, to require on the basis thereof additional, that is to say accelerated redemptions, if in lender's opinion borrower's liquidity position allows such.

6. Any change in borrower's stockholding requires lender's prior written approval. This approval shall not be denied on unreasonable grounds.

7. All necessary permits for the implementation of the project must be granted; satisfactory proof hereof shall be submitted to lender.

8.       Lender is entitled to inspect the project at any time.

9. The articles of incorporation shall be and shall remain to lender's satisfaction.

10. All payments due by virtue of this deed will have to take place at lender's office, without any settlement whatsoever.

11. In respect of the amount and the cause of the amount due on demand, the borrower and also mortgager shall agree to -and behave in accordance with lender's entries, and that with the balance of the account with interests and expenses drawn up by lender and signed in conformity with his books. Lender determines both in the event of foreclosure and release/expiration of the securities mentioned in this deed in what manner and to which of borrower's debts the net proceeds, respectively the received funds are awarded in connection with release/expiration.

12. All costs and rights to which this agreement and other agreements to be mentioned hereinafter should give rise now or later, and also the costs of cancellation, of revendication in and out of court and the costs incurred by lender to exercise and preserve his rights or for the annulment of the agreements contracted by borrower in violation of this agreement, shall be at borrower's expense.

B.  Fiduciary transfer of business assets
    -------------------------------------

As an additional security for the repayment of all that lender may have to claim by virtue of the above-mentioned credit facility, granted loans and/or loans to be granted, credits granted or to be granted in current account, present and/or future security deposits, or for whatever other reason by borrower ("the credits"), the interests due and costs to be incurred by lender, the person appearing under 1 hereby transfers the ownership to lender, for and on behalf of whom the person appearing under 2, acting as mentioned above, takes possession of: with respect to borrower:

a. the business assets and the inventory belonging to all businesses carried on by borrower;

b. all business assets to be acquired in the future and corresponding items, insofar as they can be considered to be used in the execution of aforementioned activities.

with respect to Advance Biofactures Corp.:

the existing and future stocks of finished products of its company in New York. The delivery of the items now available takes place, because lender hereby leaves them indissoluble by way of loan for use under borrower or the above-mentioned mortgager, hereinafter "Advance", for and on behalf of whom the person appearing under 1 stated that he will keep the items referred to under that title for lender. In respect of the items to be acquired in the future by borrower or Advance, the supply and the transfer of ownership to lender shall take place at the moment of the acquisition thereof by borrower or Advance, as the person appearing mentioned under 2 hereby stated on behalf of lender that he will then leave those items, too, indissoluble by way of loan for use under borrower or Advance.

The person appearing under I stated on behalf of borrower or Advance now for then that he will irrevocably keep those items under that title for lender, without a specified declaration of intention being necessary for all this. The persons appearing, acting as aforementioned, stated that this fiduciary transfer took place under the resolutive condition that the credits, the interests and costs shall be fully paid, in such a manner that lender has nothing more to claim on borrower in that matter.

By satisfying this resolutive condition, borrower or Advance will once again, by operation of law, become owner of the items transferred to lender by them as security (hereinafter to be referred to as "the items").

In respect of the prescribed transfer of security and loan for use, the persons appearing stated, acting as aforementioned, furthermore to have agreed as follows:

Article 1
---------

Lender is entitled at any time to inspect the bookkeeping of borrower or Advance, the business correspondence and all documents belonging to the businesses mentioned above in order to be able to check the provisions in the following articles. Borrower or Advance will be obliged to provide all information requested.

Article 2
---------

Borrower may only replace the items transferred by him, if there is any necessity for such due to wear and tear or otherwise. Borrower will have to maintain those items in good repair at his expense and have all possible necessary repairs executed at his expense.

Without prior written permission by lender, borrower may not transport the items or have them transported in a manner other than the procedures in his companies require such, nor may he cede the items without the permission referred to to third parties on lease, on loan, in custody or under any title whatsoever.

Article 3
---------

The replacement referred to in the first paragraph of the previous article will have to take place as soon as the items have become useless for the purpose for which they are destined.

Borrower will be obliged to inform lender of such in writing within a week after each replacement, with specific description of the replaced items and the replacing items. Pursuant to the provisions in this deed, the replacing items will immediately, on acquisition by borrower, become the property of lender as security, as mentioned above, and be on loan with borrower in a manner as determined above.

Article 4
---------

The risk of the items shall be wholly borne by borrower or Advance, as the case may be. They are obliged to insure, at their expense, the costs of the items, until the fulfillment of the prescribed resolutive condition at an insurance company for the full value under all-risk conditions in lender's name. The insurance policy will have to be placed in lender's custody. The premiums shall be paid regularly on the dates of maturity by borrower or Advance, as the case may be. They will be obliged to hand over the premium receipts to lender at his first demand or send them to lender within 8 days after the date of maturity of the premium. If borrower or Advance does not comply with the obligation to insure, as expressed in this article, lender will be authorized to take out the insurance himself on borrower's account and in lender's name.

Indemnification, if any, to be received by lender from the insurance company will be deducted from the amount due by borrower, starting with the oldest interest period due and thus subsequently, then the costs and finally the total balance of the credits, unless lender makes the amount received available to borrower or Advance in order thus to replace or repair the items lost or damaged or for any other purpose approved by lender.

Article 5
---------

The above-mentioned loan for use will only end, in the event the credits granted to borrower or possible balances thereof becoming due and payable, and also in the event of fulfillment of the above-mentioned resolutive condition.

Article 6
---------

If the loan for use ends owing to the credits granted to borrower or the balances thereof becoming due and payable, borrower or Advance will be obliged to place the items immediately, at any rate at lender's first demand, at lender's free disposal, if borrower does not comply immediately with all that he owes lender in respect of the credits. The costs involved shall be at borrower's expense.

Lender will be authorized, if necessary with the help of the first authenticated copy of this deed, to have the items under borrower or Advance taken away. To that end, and also to check the obligation expressed in article 2 to maintain and repair, and the constant presence of the items on the spot where they are, of course, supposed to be, the right of free access on any working day on any spot where the items are, are supposed to be or can reasonably be considered to be, is granted to lender. For each refusal of access, borrower will forfeit in favor of lender an immediately payable penalty often thousand guilders, Antillean currency (Naf. 10,000.00).

Article 7
---------

In the case referred to in article 6, first paragraph, lender will be obliged to sell the items at a public auction in accordance with local custom or in such a manner and at such a place that is usual for the items in question or at such a place and in such a manner that lender will approve, in the latter case as profitably as possible, such within a month after the items have been put at his disposal or have been taken away by him or in his name, subject to the obligation to render a specified account to borrower or Advance, in accordance with the provision in the last paragraph of this article.

The net proceeds will be deducted from the loans granted and/or to be granted, credits given and/or to be given in current account, present and/or future security deposits by borrower to lender in respect of the credit facility in question, or due for whatever other reason, starting with the oldest interest period due and thus subsequently, after that the costs and finally the balance of the credits.

The amount by which the proceeds might exceed the total amount of what borrower owes lender will have to be submitted by lender to borrower or Advance with a specified statement of the proceeds and what lender withheld from that, being what borrower owes him; all this within a month after the date of payment of the most recently held sale and by delivery to the domicile to be chosen hereinafter by borrower or Advance.

C. ASSIGNMENT OF DEBTS
   ------------------

Subsequently, the person appearing under 1, as additional security for the repayment of all that lender by virtue of the credits may have as a claim, stated on behalf of borrower and BIOSPECIFICS TECHNOLOGIES CORP., mentioned above, hereinafter to be referred to as:

"BIOSPECIFICS", to hereby assign to lender, for whom and on behalf of whom the person appearing under 2 accepted:

all rights of action which borrower or Biospecifics now has and may acquire in the future on any debtor whatsoever.

With respect to the existing rights of action, the person appearing under 1 stated the following for and on behalf of Biospecifics:

a.       the debts are transferable;

b. the debtor in question is not in arrears in complying with his obligations in connection with the debts;

c. the debts are free from attachments, pledges and other restricted rights and not wholly or partially transferred to third parties, nor is there any obligation to that end;

d. no transfer and/or pledging of future debts has taken place in connection with the debts, nor have they been disposed of in any other manner;

e. there is no third party that can enforce any rights in connection with the debts;

f. the debtor in question does not have any claimable debts that can be settled with the debts.

The persons appearing, acting as aforementioned, stated furthermore that this assignment was concluded under the following additional conditions.

1. Borrower and Biospecifics hereby authorize lender, insofar as necessary, to have the assignment in question served on the debtor of the assigned debts.

2. All costs of the services referred to under 1 and those of collection of the assigned debts, both in and out of court, or which in connection with that have to be incurred in the opinion of lender, shall be at borrower's expense.

3. Should the debts assigned in this deed be collected by lender or converted into cash by him in another manner, the funds received for that reason by lender shall be deducted from the debts, starting with the oldest interest installments due and thus subsequently, after that the costs and finally the balance of the credits. Should borrower, at the moment of collection or other conversion into cash by lender, not owe anything to lender by virtue of the credits, lender will keep the proceeds at borrower's or Biospecifics' disposal, as the case may be.

4. If and insofar as the assigned debts have not been served on debtor, and borrower or Biospecifics should receive payments on those debts, borrower or Biospecifics will be obliged to place these funds immediately at lender's disposal in order to credit the balance of the credits, if such is desired by lender.

Finally, the person appearing under 1 stated that borrower and Biospecifics recognize that lender derives the authority by operation of law to collect the assigned debts in and out of court and to give a receipt and, if he thinks fit, to reach a compromise, come to an agreement with the debtor of the debts and exercise all other rights of borrower or Biospecifics, as the case may be, with respect to this, without borrower or Biospecifics being able to invoke omission against him in this matter. Lender will, at any rate, not need to account for any more than he will have received net.

D. SUBORDINATION OF DEBTS
   ----------------------

Subsequently, the person appearing under 1 hereby stated, as additional security for the repayment of all that lender might claim by virtue of the credits, on behalf of mortgagers:

to subordinate all the claims that mortgagers have on borrower or might get at any time to lender's claim on borrower by virtue of the credits, such under the following provisions:

1. As long as lender has a claim against borrower, however small the amount may be, mortgagers shall not reclaim their subordinated claims on borrower wholly or partially, nor enforce them or dispose of them in any other manner without lender's written permission.

2. If mortgagers should receive any amount, on account of which the above-mentioned subordinated claim is reduced, from whoever this amount is received, or the reduction of the claim takes place by means of a settlement, they shall immediately inform lender hereof and they shall hand over that amount received, insofar as lender desires such, without being able to lay claim to subrogation. Lender shall deduct the amount thus received by him from his claim on borrower.

3. In the event of bankruptcy, suspension of payment, dissolution or loss of legal personality by borrower, mortgagers shall pay lender an amount equal to the distribution that will be made on their subordinated claim, as soon as and each time any distribution has been determined.

4. As security for the compliance with all their obligations resulting from or mentioned in this agreement, mortgagers grant a pledge on their subordinated debts to lender. Borrower states that he has recognized this pledge. In the event of bankruptcy, suspension of payment or dissolution of mortgagers, lender will be irrevocably authorized to submit the claim given to him in pledge, exercise his voting right for such and receive distributions. The rights referred to in the previous sentence form an integral part of this agreement and cannot be taken away from lender.

5. As soon as mortgagers have complied fully with their obligations, as mentioned above, lender will no longer make use of his pledge in respect of the established distribution and grant authorization for direct distribution to mortgagers.

6. Borrower shall undertake, as long as lender still has a claim on him, not to make any payment to mortgagers without the written permission of lender, on account of which the subordinated debt is reduced.

7. In respect of the establishment and the cause of the amount owed at any time by borrower to lender, lender's statements will always be decisive in such a manner that evidence to the contrary may be provided, without, however, any action by lender being postponed on account of this.

STATEMENT OF AWARENESS
----------------------

Borrower and mortgagers stated to have been shown by lender and to be aware of the risks attached to the security provisions in question and to realize that non-fulfillment by borrower of his obligations with respect to lender can result in lender making use of his rights ensuing from this deed.

STATEMENT OF INTEREST
---------------------

The person appearing under 1 stated furthermore that Biospecifics is borrower's mother company, that Advance is borrower's sister company, and that as mortgagers they have an interest in providing the securities in question, as they (indirectly) benefit from it, and that the articles of incorporation of mortgagers do not prohibit the provision of the securities in question.

CHOICE OF LAW AND FORUM
-----------------------

1 THE LAWS OF THE NETHERLANDS ANTILLES are applicable to the agreements mentioned in this deed.

2 Any dispute in connection with the agreements mentioned in this deed can only be submitted to the designated judicial authorities in the Netherlands Antilles.

The persons appearing are known to me, civil-law notary.

Whereof deed in a single copy executed in Curacao on the date at the beginning of this deed.

After the substance of this deed had been communicated to the persons appearing, they stated unanimously that they had taken cognizance of its contents and did not require the deed to be read out in full. Immediately following its limited reading, this deed was signed by the persons appearing and by me, civil-law notary.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

This is a cerdfied true translation of the Dutch version. Curacao, Netherlands Antilles, September 13, 2001.


[GRAPHIC OMITTED]                             Curacao Development Corporation
                                              Breedestraat 39C(P)
                                              P.O. Box 656
                                              Curacao, Netherlands Antilles
                                              Phone: (599-9) 461-6699
                                              Fax  : (599-9) 461-3013

KORPODEKO
Korporashon pa Desaroyo di Korsou

                                To the Management of
                                Advance Biofactures of Curacao N.V.
                                Industrial Park Brievengat
                                Lot I through 5
                                Local
                                -----

                                c/o Mr. drs. W.F. Deonisia

Subject:   Letter of intent Our number RdR/rjj/O5S.01 Willemstad, May 15, 2001

Dear Mr. Deonisia,

On behalf of the Board of the foundation "Korporashon pa Desaroyo di Korsou, (Korpodeko) (Curacao Development Corporation), I have the pleasure of informing you that Korpodeko is prepared to grant Biofactures of Cura9ao N.y. (hereinafter to be referred to as "the corporation") a loan up to a maximum of NAf. 819,000.00 (eight hundred and nineteen thousand guilders, Netherlands Antilles currency) in order to help you in the event of any possible capital expenditure in connection with the renovation and expansion of the production facilities of the corporation at Industrial Park Brievengat, lot 1 through 5 (hereinafter to be referred to as "the project").

Stipulations of our credit:

- Commitment fee: 1% annually from the date of your signing this credit offer until the day on which the credit is drawn, which corresponds with NAf. 682.50 per month, and has to be paid when drawing this credit.

-        Interest: 6.5%.

- Repayment: during 24 (twenty-four) equal consecutive monthly terms, only the period interest, amounting to NAF. 4,440.00 (four thousand four hundred and forty guilders, N.A. currency) will be paid and at the end of month 24 the principal sum amounting to NAF. 819.000.00 will be redeemed by means of a balloon payment. The first period-interest payment shall take place within 30 days after extending our credit by means of an automatic transfer to our account, number 872.275-07 at Maduro & Curiel's Bank N.V.

-        The total duration of our credit is 2 (two) years.

There shall be no penalties for advanced or accelerated repayments.

SECURITIES FOR THE CREDIT IN QUESTION:

A. Fiduciary transfer of ownership as security for the existing and future plant, machinery and equipment of the corporation to Korpodeko until our credit has been completely redeemed. In this connection, we request you to submit to Korpodeko the list(s) containing the existing plant, machinery and equipment inventory of the corporation.

B. Fiduciary transfer of ownership as security for the existing and future machinery and equipment inventory of Advance Biofactures Corporation in New York to Korpodeko until our credit has been completely redeemed. In this connection, we request you to submit to Korpodeko the list(s) containing the existing machinery and equipment inventory of Advance Biofactures Corporation.

C. The parent company of your corporation, in this case Biospecifics Technologies Corporation, shall guarantee the repayment of the loan extended to the corporation amounting to NAf. 819,000.00, plus 40% for interests and costs.

D. Assignment of debtors of the corporation. Assignment of debtors of Biospecifics Technologies Corporation.

E. Subordination of all claims of Biospecifics Technologies Corporation and Advance Biofactures of Curacao N.V. to our loan.

OTHER TERMS AND PROVISIONS:

The operating assets referred to under A. and B. shall be and remain insured against fire and hurricane damage, malice, riots, strikes, theft, etc. (package cover) for the term of this loan agreement, until our credit has been completely redeemed.

Korpodeko shall be recorded as the first beneficiary in the policy in question.

1. Change(s) in the stockholding of the corporation require(s) our prior written approval. This approval shall not be withheld on unreasonable grounds.

2. Twice yearly, the operating figures (income statement) of the corporation shall be submitted to Korpodeko and annually the annual financial statements drawn up by a certified public accountant acceptable to Korpodeko and established locally.

3. All licenses necessary for the implementation of the project must have been granted; adequate proof hereof shall be submitted to Korpodeko.

4. Our credit facility is re-adjustable on the basis of the income statements to be submitted to Korpodeko by the corporation. Korpodeko retains the right to require additional, that is to say accelerated redemptions, if, in the opinion of Korpodeko, the liquidity position of the corporation allows such.

5. All costs by virtue of this loan agreement -in whatever form and whatever the name- shall be borne by the corporation.

6. Korpodeko is authorized make the amount of the credit facility withdrawn fully or partially forthwith due and payable or to demand it, as the case may be, if the corporation fails to comply with any obligation with respect to Korpodeko, if any change is made in the composition of the partners in its entirety or in the event of a merger of the corporation with a third party, or in the event of a complete or partial take-over of the corporation by a third party, and, furthermore in general, if the corporation performs or omits such acts, or if such facts or circumstances occur with respect to the corporation or the securities in favor of Korpodeko, that as a consequence thereof, in the opinion of Korpodeko, reasonable fear can arise for irretrievability of our claims against the corporation, or the interest of Korpodeko involves taking measures immediately to collect the credit facility. Facts or circumstances, as referred to in the previous sentence, include, among other things, attachment of part of or the whole capital of the corporation, bankruptcy or filing a petition for that purpose, putting under administration or making a petition for or acquiring suspension of payments and dissolution or winding up of the corporation.

7.       Korpodeko is entitled to inspect the project at any time.

8. The articles of incorporation of the corporation shall be and remain to the satisfaction of Korpodeko.

9. The amount due is forthwith due and payable with accrued interest and costs, without any further notice of default being necessary, if: -

         - part of or the complete movable or immovable property of the corporation is attached;

         - the corporation is declared bankrupt or if a suspension of payments is filed for;

         - the corporation fails in any manner to meet one or more of the obligations, with respect to Korpodeko, ensuing from this loan, or acts contrary to the provisions of the law.

         Furthermore, the corporation shall not stand surety for third parties without prior written permission from Korpodeko.

10. No withdrawal from our credit is allowed before all the relevant conditions set in this letter have been met in a manner that is satisfactory to Korpodeko.

11. Contracting new loans, distribution of dividends, expansion of activities of the corporation, or commencing new commercial activities by the corporation, may only take place after prior written approval by Korpodeko.

If desired, we are willing to give a more detailed oral explanation of our offer.

If you can agree to our credit offer, we request you to return the enclosed copy of this letter to us, signed for approval in a legally valid manner on behalf of the corporation.

Our credit offer is valid for the duration of 1 (one) month after the date of our letter.


                                                                Yours sincerely,
                                                  On behalf of the Board of the Foundation
                                                  KORPORASHON PA DESAROYO Dl KORSOU
                                                                [signature]
                                                           C. Gomes Casseres
                                                           Managing Director

For approval:                                     For approval:
[SIGNATURE]                                       [SIGNATURE]
-------------------------------------------       -------------------------------------------
Management Advance Biofactures of Curacao N.V.    Wilfriedus F. Deonisia, Managing Director
Date: July 17,2001                                date: July 17, 2001



For approval:                                     For approval:

[SIGNATURE]
-------------------------------------------       -------------------------------------------
Edwin H. Wegman, Managing Director                Thomas L. Wegman, Managing Director
Date: July 17, 2001                               date:


[GRAPHIC OMITTED]                             Curacao Development Corporation
                                              Breedestraat 39C(P)
                                              P.O. Box 656
                                              Curacao Netherlands Antilles
                                              Phone: (599-9) 461-6699
                                              Fax  : (599-9) 461-3013

KORPODEKO
Korporashon pa Desaroyo di Korsou

                                To the Management of
                                Advance Biofactures of Curacao N.V.
                                Industrial Park Brievengat
                                Lot 1 through 5
                                Local
                                -----

                                c/o Mr. drs. W.F. Deonisia

Subject: Modification appendix
         Letter of intent       Our number RdR/rg/072.01        Willemstad, May 17, 2001
         Extension of credit

                           MODIFICATION APPENDIX
  in connection with point B under "SECURITIES FOR THE CREDIT IN QUESTION"
                of our letter of intent extension of credit
                   dated May 15, 2001 no. RdR/rjj/055.01


B. Fiduciary transfer of ownership as security for the existing and future stocks of finished products of Advance Biofactures Corporation in New York to Korpodeko until our credit has been completely redeemed. In this connection, we request you to state to Korpodeko the sale value of the stocks of finished products (collagenase powder) for the purpose of signing our letter of intent, and also the changes herein after intervals of three months each time, until our credit has been completely redeemed.


                                                On behalf of the Board of the Foundation
                                                KORPORASHON PA DESAROYO Dl KORSOU
                                                               [SIGNATURE]
                                                           C.Gomes Casseres
                                                             Managing Director


For approval:                                        For approval:
[SIGNATURE]                                          [SIGNATURE]
------------------------------------------           ----------------------------------------
Management Advance Biofactures of Curacao N.V.       Wilfriedus F. Deonisia, Managing Director
Date: July 17,2001                                   date:  July 17, 2001

For approval:                                        For approval:
[SIGNATURE]
------------------------------------------           ----------------------------------------
Edwin H. Wegman, Managing Director                   Thomas L. Wegman, Managing Director
Date: July 17, 2001                                  date:

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx


THIS IS A CERTIFIED TRUE TRANSLATION OF THE DUTCH VERSION AND CONSISTS OF FIVE PAGES. CURACAO, NETHERLANDS ANTILLES, SEPTEMBER 19, 2001.




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